                                                                   EXHIBIT 10.15

                          WAIVER AND AMENDMENT NO. 2 TO
                           LOAN AND SECURITY AGREEMENT

                  This Amendment No. 2 ("Amendment No. 2") is dated as of the 10th day of February, 2003 and is by and among Congress Financial Corporation (Central), as Agent (the "Agent") for the lenders from time to time party to the Loan Agreement (as defined below) (the "Lenders") and as a Lender, Standard Federal Bank National Association, as a Lender, and Frank's Nursery & Crafts, Inc. ("Borrower").

                              W I T N E S S E T H:

                  WHEREAS, Agent, Lenders and Borrower are parties to that certain Loan and Security Agreement, dated as of May 20, 2002, as amended (the "Loan Agreement"; all capitalized terms used herein, unless otherwise defined herein, shall have the meanings ascribed to them in the Loan Agreement), pursuant to which Lenders agreed to provide certain loans and other financial accommodations to Borrower;

                  WHEREAS, Borrower has notified Agent that Borrower is in violation of (i) Section 9.18(a) of the Loan Agreement for the period ending on the last day of the thirteenth Accounting Period of the fiscal year of Borrower ending in 2003 and (ii) Section 9.18(b) of the Loan Agreement for the twelfth and thirteenth Accounting Periods of the fiscal year of Borrower ending in 2003, in each case resulting in an Event of Default under Section 10.1(a) of the Loan Agreement (the "Existing Defaults"); and

                  WHEREAS, Borrower has requested that Agent and Lenders waive the Existing Defaults, and Agent and Lenders have agreed to do so subject to the terms and conditions contained herein;

                  WHEREAS, Borrower, Agent and Lenders have also agreed to amend the Loan Agreement in certain respects;

                  NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

                  1. Waiver. In reliance upon the representations and warranties of the Borrower set forth in Section 4 below, and subject to the satisfaction of the conditions set forth in Section 5 below, Agent and Lenders hereby waive the Existing Defaults. Except as set forth hereinabove, the foregoing waiver shall not constitute (a) a modification or alteration of the terms, conditions or covenants of the Loan Agreement or any other Financing Agreement, (b) a waiver of any other breach of, or any other Event of Default under, the Loan Agreement or any other Financing Agreement (including, without limitation, a breach of Section 9.18 of the Loan Agreement for any Accounting Period ending after the thirteenth Accounting Period of the fiscal year ending in 2003), or (c) a waiver, release or limitation upon the exercise by the Agent or any Lender of any of its rights, legal or equitable, under the Loan Agreement, the other Financing Agreements and applicable law, all of which are hereby reserved.

                  2. Amendment to Loan Agreement. The Loan Agreement is hereby amended as follows:

                  (a) Section 1.10 of the Loan Agreement is amended to replace the chart set forth therein with the following:

                                                  Applicable         Applicable
                     Monthly Average                Prime            Eurodollar        Applicable       Applicable
                   Excess Availability           Rate Margin         Rate Margin        L/C Rate         B/A Rate
                   -------------------           -----------         -----------        --------         --------
    (a)       $25,000,000 or more                   0.25%               2.75%             2.00%           2.00%

    (b)       Greater than or equal to              0.75%               3.25%             2.50%           2.50%
              $14,000,000 and less than
              $25,000,000

    (c)       Less than $14,000,000                 0.75%               3.50%             2.75%           2.75%

                  (b) Section 9.18 of the Loan Agreement is amended and restated in its entirety as follows:

                  9.18 Financial Covenants

                  At any time either (i) the sum of Excess Availability plus the amount of Cash Equivalents maintained in Borrower's account at SEI Private Trust Company under the control of Agent (in each case calculated as of any Sunday), is $4,000,000 or less, or (ii) at any time the sum of average Excess Availability for any four week period ending on a Sunday plus the average amount of Cash Equivalents maintained in Borrower's account at SEI Private Trust Company under the control of Agent for any such four week period (in each case such average calculated by averaging the amounts on each Sunday during such four week period) is $9,000,000 or less, Borrower shall maintain the following covenants:

                  (a) For each period below, Borrower shall maintain EBITDA of at least the amount set forth opposite such period:

                                        Period                                         Amount
                 -------------------------------------------------------------   --------------------
                 The period of 13 Accounting Periods ending on the last day of       ($4,550,000)
                 the fourth Accounting Period of the fiscal year of Borrower ending in 2004

                 The period of 13 Accounting Periods ending on the last day of       ($5,620,000)
                 the seventh Accounting Period of the fiscal year of Borrower ending in 2004

                 The period of 13 Accounting Periods ending on the last day of       ($7,610,000)
                 the tenth Accounting Period of the fiscal year of Borrower ending in 2004

                 The period of 13 Accounting Periods ending on the last day of        $1,090,000
                 the fiscal year of Borrower ending in 2004

                 The period of 13 Accounting Periods ending on the last day of        $5,070,000
                 the fourth Accounting Period of the fiscal year of Borrower ending in 2005

                 The period of 13 Accounting Periods ending on the last day of        $7,800,000
                 the seventh Accounting Period of the fiscal year of Borrower ending in 2005

                 The period of 13 Accounting Periods ending on the last day of        $9,060,000
                 the tenth Accounting Period of the fiscal year of Borrower ending in 2005

                 The period of 13 Accounting Periods ending on the last day of       $11,800,000
                 the fiscal year of Borrower ending in 2005

                 The period of 13 Accounting Periods ending on the last day of       $11,800,000
                 each fourth, seventh, tenth and thirteenth Accounting Period thereafter

                  (b) As of the last day of each Accounting Period set forth below, Borrower shall maintain a ratio of accounts payable to the Cost of Inventory of Borrower of at least the ratio set forth opposite such Accounting Period:

                                   Accounting Period                               Ratio
                 -----------------------------------------------------------   -------------
                 The second Accounting Period of the fiscal year of Borrower       39.5%
                 ending in 2004

                 The third Accounting Period of the fiscal year of Borrower        43.9%
                 ending in 2004

                 The fourth Accounting Period of the fiscal year of Borrower       53.6%
                 ending in 2004

                 The fifth Accounting Period of the fiscal year of Borrower        46.8%
                 ending in 2004

                 The sixth Accounting Period of the fiscal year of Borrower        35.8%
                 ending in 2004

                 The seventh Accounting Period of the fiscal year of Borrower      32.0%
                 ending in 2004

                 The eighth Accounting Period of the fiscal year of Borrower       39.8%
                 ending in 2004

                 The ninth Accounting Period of the fiscal year of Borrower        41.3%
                 ending in 2004

                 The tenth Accounting Period of the fiscal year of Borrower        36.1%
                 ending in 2004

                 The eleventh Accounting Period of the fiscal year of Borrower     36.0%
                 ending in 2004

                 The twelfth Accounting Period of the fiscal year of Borrower      35.3%
                 ending in 2004

                 The thirteenth Accounting Period of the fiscal year of Borrower   30.1%
                 ending in 2004

                 The first Accounting Period of the fiscal year of Borrower        43.9%
                 ending in 2005


                                   Accounting Period                               Ratio
                 -----------------------------------------------------------   -------------
                 The second Accounting Period of the fiscal year of Borrower      45.6%
                 ending in 2005

                 The third Accounting Period of the fiscal year of Borrower       48.8%
                 ending in 2005

                 The fourth Accounting Period of the fiscal year of Borrower      58.8%
                 ending in 2005

                 The fifth Accounting Period of the fiscal year of Borrower       54.9%
                 ending in 2005

                 The sixth Accounting Period of the fiscal year of Borrower       46.0%
                 ending in 2005

                 The seventh Accounting Period of the fiscal year of Borrower     42.8%
                 ending in 2005

                 The eighth Accounting Period of the fiscal year of Borrower      49.0%
                 ending in 2005

                 The ninth Accounting Period of the fiscal year of Borrower       49.5%
                 ending in 2005

                 The tenth Accounting Period of the fiscal year of Borrower       44.1%
                 ending in 2005

                 The eleventh Accounting Period of the fiscal year of Borrower    45.0%
                 ending in 2005

                 The twelfth Accounting Period of the fiscal year of Borrower     49.3%
                 ending in 2005

                 The thirteenth Accounting Period of the fiscal year of Borrower  43.5%
                 ending in 2005

                 The first Accounting Period of the fiscal year of Borrower       43.9%
                 ending in 2006

                 The second Accounting Period of the fiscal year of Borrower      45.6%
                 ending in 2006 and each Accounting Period thereafter


                  3. References. Agent, Lenders and Borrower hereby agree that all references to the Loan Agreement which are contained in any of the other Financing Agreements shall refer to the Loan Agreement as amended by this Amendment No. 2, as such may be amended and supplemented from time to time hereafter.

                  4. Representations and Warranties. To induce Agent and Lenders to enter into this Amendment No. 2, Borrower hereby represents and warrants to Agent and Lenders that:

                  (a) The execution, delivery and performance by Borrower of this Amendment No. 2 and each of the other agreements, instruments and documents contemplated hereby are within its corporate power, have been duly authorized by all necessary corporate action, have received all necessary governmental approval (if any shall be required), and do not and will not contravene or conflict with any provision of law applicable to Borrower, the articles of incorporation and by-laws of Borrower, any order, judgment or decree of any court or governmental agency, or any agreement, instrument or document binding upon Borrower or any of its property;

                  (b) Each of the Loan Agreement and the other Financing Agreements, as amended by this Amendment No. 2, are the legal, valid and binding obligation of Borrower enforceable against Borrower in accordance with its terms, except as the enforcement thereof may be subject to (i) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditor's rights generally, and (ii) general principles of equity;

                  (c) The representations and warranties contained in the Loan Agreement and the other Financing Agreements are true and accurate as of the date hereof with the same force and effect as if such had been made on and as of the date hereof; and

                  (d) Borrower has performed all of its obligations under the Loan Agreement and the Financing Agreements to be performed by it on or before the date hereof and as of the date hereof, Borrower is in compliance with all applicable terms and provisions of the Loan Agreement and each of the Financing Agreements to be observed and performed by it and no event of default or other event which upon notice or lapse of time or both would constitute an event of default has occurred (other than the Existing Defaults).

                  5. Conditions to Effectiveness. This Amendment No. 2 shall be effective upon delivery to Agent of a fully executed copy of this Amendment No. 2, together with the payment by Borrower to Agent, for the ratable benefit of Lenders, of an amendment fee equal to $125,000.

                  6. Counterparts. This Amendment No. 2 may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment No. 2.

                  7. Continued Effectiveness. Except as specifically set forth herein, the Loan Agreement and each of the Financing Agreements shall continue in full force and effect according to its terms.

                  8. Costs and Expenses. Borrower hereby agrees that all expenses incurred by Agent and Lenders in connection with the preparation, negotiation and closing of the transactions contemplated hereby, including without limitation reasonable attorneys' fees and expenses, shall be part of the Obligations.

                  9. Release.

                  (a) In consideration of the agreements of Agent and Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrower, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Agent and Lenders, and their successors and assigns, and their present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Agent, each Lender and all such other Persons being hereinafter referred to collectively as the "Releasees" and individually as a "Releasee"), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever (individually, a "Claim" and collectively, "Claims") of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which Borrower or any of its successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Amendment No. 2, including, without limitation, for or on account of, or in relation to, or in any way in connection with any of the Loan Agreement, or any of the other Financing Agreements or transactions thereunder or related thereto.

                  (b) Borrower understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

                  (c) Borrower agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.

                  IN WITNESS WHEREOF, this Amendment No. 2 has been executed as of the day and year first written above.


                            FRANK'S NURSERY & CRAFTS, INC.,
                            as Borrower


                            By       /s/ Alan Minker
                              --------------------------------------------------
                            Its      SVP - CFO
                               -------------------------------------------------


                            CONGRESS FINANCIAL CORPORATION
                            (CENTRAL), as Agent and Lender


                            By       /s/ Gerard C. Wardell
                               -------------------------------------------------
                            Its      VP
                                ------------------------------------------------


                            STANDARD FEDERAL BANK NATIONAL
                            ASSOCIATION

                            By LaSalle Retail Finance, a division of LaSalle Business Credit LLC, as Agent


                                  By       /s/ Francis O'Connor
                                     ----------------------------------------
                                  Its      Senior Vice President
                                      ---------------------------------------